SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement.
[ ]	Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2)).
[ ]	Definitive Proxy Statement.
[X]	Definitive Additional Materials.
[ ]	Soliciting Material Pursuant to sec. 240.14a-12.

CRM Mutual Fund Trust

(Name of Registrant(s) as Specified in its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

DB3/ 202645701.1

3)	Filing Party:

4)	Date Filed:

DB3/ 202645701.1

PRIORITY NOTICE – PLEASE READ AND RESPOND

September 10, 2019

TO SIGNIFICANT INVESTORS IN CRM MID CAP VALUE FUND:

You have been identified as a significant investor in CRM Mid Cap Value Fund and we are asking for your help. As you know, there is currently a Special Meeting scheduled for September 11, 2019 which will adjourn to September 24, 2019 due to a lack of shareholder participation. Shareholders are asked to vote on the approval of a New Investment Advisory Agreement and the election of Trustee Ronald H. McGlynn.

WHAT DO WE NEED YOU TO DO?

As of today, your vote has not been recorded for CRM Mid Cap Value Fund and the Fund has yet to reach the required participation level to approve or disapprove the proposal. As one of the most significant investors, YOUR VOTE IS PARAMOUNT TO THE OUTCOME OF THE MEETING. Please VOTE TODAY.

HOW CAN I EXECUTE MY VOTE FOR MY POSITION?

As a priority holder we offer three simple and convenient methods to vote.

1.	CONTACT ME DIRECTLY at 212-235-5754. Please have the enclosed proxy card available at the time of the call.

2.	EMAIL ME at CRMTrust@proxyonline.com. Simply send us an email instructing us to vote your position. Be sure to include your Proxy ID found on the lower left corner of enclosed proxy card, indicate your voting preference and include your full name as noted on your account.

3.	TAKE A PICTURE! Sign and date the enclosed card and indicate your vote direction. Once done, take a picture of the signature side of proxy card and email it to CRMTrust@proxyonline.com. Be sure to capture the ID number in the lower left corner of the card.

As soon as your shares are voted, there will be no more calls or mailings requesting your vote.

Additional information regarding the Special Meeting and the proposal to be voted on can be found in the proxy statement located at https://vote.proxyonline.com/CRMFunds/docs/CRMTrust2019.pdf.

Your time and consideration is greatly appreciated.

Thank you.

Sincerely,

Thomas J. Nader

Executive Vice President

Proxy Services

13771-RN_A

PRIORITY NOTICE – PLEASE READ AND RESPOND

September 10, 2019

TO INVESTORS IN CRM MID CAP VALUE FUND:

As an investor in CRM Mid Cap Value Fund we are asking for your help. As you know, there is currently a Special Meeting scheduled for September 11, 2019 which has been adjourned to September 24, 2019 due to a lack of shareholder participation. Shareholders are asked to vote on the approval of a New Investment Advisory Agreement and the election of Trustee Ronald H. McGlynn.

WHAT DO WE NEED YOU TO DO?

As of today, your vote has not been recorded for CRM Mid Cap Value Fund and the Fund has yet to reach the required participation level to approve or disapprove the proposal. As an investor, YOUR VOTE IS PARAMOUNT TO THE OUTCOME OF THE MEETING. Please VOTE TODAY.

HOW CAN I EXECUTE MY VOTE FOR MY POSITION?

We offer two simple and convenient methods to vote.

1.	VOTE ONLINE! Please visit the website on the enclosed proxy card to vote your shares. Please have your control number available.

2.	VOTE BY MAIL! Sign, date and return the enclosed proxy card in the postage-paid envelope provided.

As soon as your shares are voted, there will be no additional mailings requesting your vote.

Additional information regarding the Special Meeting and the proposal to be voted on can be found in the proxy statement located at https://vote.proxyonline.com/CRMFunds/docs/CRMTrust2019.pdf.

Thank you for your attention and cooperation.

13771-O_A

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR PROXY VOTE TODAY!

PROXY IN CONNECTION WITH THE SPECIAL MEETING OF SHAREHOLDERS ADJOURNED TO SEPTEMBER 24, 2019

The undersigned holder(s) of the above-listed Fund (the “Fund”), a series of CRM Mutual Fund Trust (the “Trust”), hereby appoints Steven A. Yadegari, Secretary of the Trust, with full power of substitution, as the proxy for the undersigned to: (i) attend the Meeting of Shareholders of the series of the Trust (the “Meeting”) to be held at 520 Madison Avenue, 20th Floor, New York, NY 10022, adjourned to September 24, 2019 at 10:00 a.m. Eastern time, or any adjournments or postponements thereof; and (ii) cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned as if personally present at such Meeting. The undersigned acknowledges receipt of the Notice of the Meeting and the accompanying Proxy Statement dated August 9, 2019. The undersigned hereby revokes any prior proxy given with respect to the Meeting, and ratifies and confirms all that the proxies, or any one of them, may lawfully do.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUNDS, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSALS.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE MEETING OF SHAREHOLDERS ADJOURNED TO SEPTEMBER 24, 2019.

The Proxy Statement is also available at https://vote.proxyonline.com/CRMFunds/docs/CRMTrust2019.pdf.

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

CRM MID CAP VALUE FUND

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

Please sign exactly as your name(s) appear(s) on the proxy card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

SIGNATURE (AND TITLE IF APPLICABLE)	DATE

SIGNATURE (IF HELD JOINTLY)	DATE

TO VOTE, MARK ONE CIRCLE IN BLUE OR BLACK INK. Example: ●

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE FOLLOWING PROPOSALS:
		FOR	AGAINST	ABSTAIN

		O	O	O
1.	To approve a New Investment Advisory Agreement.

		FOR	WITHHOLD

2.	To elect a Trustee Nominees:

	A) Ronald H. McGlynn	O	O

3.	To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO THE PROPOSAL, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” THE ELECTION OF ALL NOMINEES NAMED ABOVE.

You can vote on the internet, by telephone or by mail. Please see the reverse side for instructions.

PLEASE VOTE ALL YOUR BALLOTS IF YOU RECEIVED MORE THAN ONE BALLOT DUE TO MULTIPLE INVESTMENTS IN THE TRUST. REMEMBER TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR VOTE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]